QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): AUGUST 7, 2003

ImmunoGen, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-17999 (Commission File Number)	04-2726691 (I.R.S. Employer Identification No.)
128 Sidney Street, Cambridge, MA 02139 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 995-2500

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

Exhibit No.	Exhibit
99.1	Press Release of ImmunoGen, Inc. dated August 7, 2003

        This press release is being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On August 7, 2003, ImmunoGen, Inc. issued a press release to report the company's financial results for the quarter and year ended August 7, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

        The information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOGEN, INC. (Registrant)
Date: AUGUST 7, 2003	By:	/s/ GREGG D. BELOFF Gregg D. Beloff Chief Financial Officer and Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of ImmunoGen, Inc. dated August 7, 2003

QuickLinks

SIGNATURES
EXHIBIT INDEX